SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event report):  August 19, 2002



                RYAN'S FAMILY STEAK HOUSES, INC.
     (Exact name of registrant as specified in its charter)


South Carolina           0-10943             57-0657895
(State or other          (Commission                   (IRS
Employer
jurisdiction of                 File Number)
Identification
incorporation)                               No.)


                  405 Lancaster Avenue (29650)
                       Post Office Box 100
                         Greer, SC 29652

       (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:  (864) 879-1000


                           (No change)
(Former name or former address, if changed since last report)

Item 9  Regulation FD Disclosure

     On August 19, 2002, the registrant filed its Form 10-Q for the period ended July 3, 2002 with the Securities and Exchange commission. Accompanying that filing is this Form 8-K, including the certifications of the registrant's Chief Executive Officer and Chief Financial Officer pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that are furnished as Exhibits 99.1 and 99.2 to this form 8K.

     The information in this Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange
Act of 1934 or otherwise subject to the liabilities of that Section.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               RYAN'S FAMILY STEAK HOUSES, INC.
               (Registrant)
               By:  /s/Janet J. Gleitz

               Name:  Janet J. Gleitz

               Title:  Corporate Secretary

               Date:  August 19, 2002